EXHIBIT 99.1

NASDAQ: FCTR SunTrust Robinson Humphrey 34th ANNUAL INSTITUTIONAL INVESTOR CONFERENCE Monday, April 11, 2005 The Right Strategy for Long-Term Growth

Presenting for First Charter... Robert E. James, Jr. President and Chief Executive Officer First Charter Bank Charles A. Caswell Chief Financial Officer First Charter Bank

Forward Looking Statements This news release contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

A Quick Look at First Charter 2004 in Review Our Strategy for Long-Term Growth 2005 Focus and Initiatives First Charter-A Compelling Investment Choice Agenda

Who is First Charter? Founded in 1888 Key Bank Acquisitions Bank of Union $147 million in assets / 1995 Carolina State Bank $133 million in assets / 1997 Home Federal Savings $1.03 billion in assets / 1998 Carolina First Bancshares $791.7 million in assets / 2000 Other Key Acquisitions 10-Insurance Agency Acquisitions since 1998 Southeastern Benefit Services (SEBS) in 2003

Who is First Charter? .....as of December 31, 2004 Assets: $4.4 Billion Deposits: $2.6 Billion 60 Banking & Insurance Offices 1,100 Employees Serving 151,000 Households Market Cap: $786.5 Million

Who is First Charter?

Our Growth Strategy is Working 2004 Achievements Total Revenue Up 7% Loan Growth Up 8% Deposit Growth Up 7%

CDs Transaction Deposits CDs Transaction Deposits 2002 2004 Deposit Growth & Changing Mix Compares Total Deposits 12/31/02 to 12/31/04 $2.32 billion $2.61 billion

Our Growth Strategy is Working 2004 Achievements Total Revenue Up 7% Loan Growth Up 8% Deposit Growth Up 7% Net Interest Income Up 14% Strong Asset Quality

Asset Quality Remains Sound 2004 2003 Past Dues 0.51% 1.04% Non-accrual Loans 0.57% 0.66% Nonperforming Assets 0.73% 0.96% Net Charge-Offs 0.28% 0.39% Allowance for Loan Losses as a % of loans 1.10% 1.14% Allowance for Loan Losses as a % of non-accrual loans 192% 172% ....as of year-end

A Balanced, Secured Loan Portfolio Commercial Loans 55% of Total Loans Retail Loans 45% of Total Loans 98% Secured $210M Average Loan Size 99% Secured $22M Average Loan Size Total Loans $ 2.44 billion Commercial Mortgage Commercial 9% Construction 14% Consumer 12% Home Equity 19% Residential Mortgage 14% ....as of December 31, 2004 32%

Key Components of Our Growth Strategy

Key Components Community Banking Model Vibrant Markets Large, Bureaucratic Competitors Organic Growth Exceptional Service Comprehensive Set of Products Convenience Controlled Market Expansion De Novo Branches Smart Acquisitions

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Exceptional Service Overall, how satisfied were you with the service that you received the last time you visited First Charter Bank? QUARTERLY CUSTOMER SURVEY Key Question: Very Satisfied Satisfied Somewhat Satisfied Dissatisfied Very Dissatisfied 83%

Delivering "Expect More" Service 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 72 74 75 79 83 80 80 82 81 80 83 82 83 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers

Why "Expect More" is Important Creates positive word-of-mouth advertising Word-of-mouth advertising attracts new customers Very satisfied customers are more likely to purchase additional services now and in the future Improves customer retention and leads to increased profitability over time

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Acquiring New Customers CHecking Account Marketing Program (CHAMP)

16332 19068 40995 38607 ....CHAMP Results as of December 31, 2004 Acquiring New Customers 2002 2003 Net Fee Revenue Per Account $203 2001 2004 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

91747 101249 Growing Core Households* 12/31/03 12/31/04 * A Core Household includes a Checking Account. 10% Increase

Increasing Cross-Sales Opportunities Strong Service Culture = Multiple Product Sales 12/31/04 Products Sold 47,239 16,320 2.9 Cross-Sell Ratio 12/31/04 New Core Retail HHs

De Novo & Replacement Branches

WATERSIDE CROSSING

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Actively Meeting Customers' Needs ExSELL Sales & Service Process Direct Marketing Sales Program

Meeting Financial Needs of Customers Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services

Community Banking Model Results Customer Satisfaction First Charter Average: 83% Very Satisfied National Consumer Survey: 58% Very Satisfied* New Checking Accounts First Charter Average: 728 per branch in 2004 Typical Bank Average: 245 per branch, per year** New Core Households Growth of 10% Cross-Sell average of 2.9 * American Banker/Gallup 2004 Consumer Survey ** Haberfeld & Associates

2005 Focus and Initiatives Growing Deposits Totally Free Retail and Business Checking Growing Consumer Loans Targeted Consumer Loan Sales Campaigns Growing Commercial Loans Small Business Loan Program Increasing Emphasis on C&I Lending Adding Experienced Lenders

2005 Focus and Initiatives New Markets Expansion into Raleigh Mortgage Services Builders Group Branch Expansion One De Novo Branch Three Replacement Branches

Enhancing Financial Performance

Focus on the Balance Sheet Loan Yields (up 55 bp) Deposit Yields (up 14 bp) Community Bank - Asset Sensitive

Focus on the Balance Sheet Wholesale Bank - Liability Sensitive Securities Yields (up 1 bp) Wholesale Borrowing Yields (up 60 bp)

Asset/Liability Management Opportunity Is First Charter Really Asset Sensitive? Introduce Pricing Models Loan Pricing Process Deposit Pricing Process Introduce Transfer Pricing to assess the profitability of markets, products, lenders and customers. Focus on the Balance Sheet

Reduce Reliance on Securities in Earning Asset Mix Diversify and Improve Performance of Securities Portfolio Ensure Portfolio Management is Consistent With Corporate ALCO Goals Opportunities on the Asset Side

Diversify Wholesale Funding Sources Reduce Overall Level of Wholesale Borrowing Costs Explore Rating Agency process Opportunities on the Liabilities Side

Ensure Managers Have Data Necessary to Run Their Businesses Effectively Emphasize Timeliness and Accuracy More Rigorous Capital Budgeting Process More Rigorous Contract/Vendor Management Opportunities for Expense Management

Why Consider First Charter?

Vibrant, Growing Markets Tremendous Growth Potential for Community Bank Model Top three banks have 82% market share First Charter has 4% market share Experienced Management Team That Can Deliver Results Committed to Improved Performance Net Interest Margin Operating Efficiency Continued emphasis on Credit Quality An Excellent Opportunity

Long-Term Objectives Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

Questions

Check our Website at www.firstcharter.com Listen to our Quarterly Conference Calls, Webcast at www.firstcharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter

NASDAQ: FCTR SunTrust Robinson Humphrey 34th ANNUAL INSTITUTIONAL INVESTOR CONFERENCE Monday, April 11, 2005 The Right Strategy for Long-Term Growth